Exhibit 10.12



                           WAIVER OF RIGHTS AGREEMENT

     This  Waiver of Rights Agreement (the "AGREEMENT") is made and entered into
                                            ---------
as  of  October  ___,  2006  (the  "EFFECTIVE DATE"), by and between XA, INC., a
                                    --------------
Nevada corporation ("XA") and ALPHA CAPITAL AKTIENGESELLSCHAFT, STONESTREET LIMITED PARTNERSHIP, WHALEHAVEN FUNDS LIMITED, GREENWICH GROWTH FUND LIMITED and GENESIS MICROCAP INC. (the "PURCHASERS"), each individually a "PARTY" and
                                ----------
collectively  the  "PARTIES."
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                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to a Subscription Agreement entered into with the Purchasers on June 30, 2004 (the "SUBSCRIPTION AGREEMENT"), XA sold the
                                        -----------------------
Purchasers an aggregate of $2,500,000 in two tranches of Convertible Promissory Notes (the "NOTES" or the "PURCHASER NOTES"), with an aggregate of $1,250,000
             ------           ---------------
sold on June 30, 2004, which amount has been paid in full to date (the "FIRST TRANCHE") and an aggregate of $1,250,000 sold on September 13, 2004, which has since been reduced to $1,012,500 (not including any accrued and unpaid interest, the "SECOND TRANCHE," as described in the Schedule of payments due under the
      ---------------
Second  Tranche,  attached  hereto  as  Exhibit  A),  due to the conversion of a
                                        ----------
portion of the Notes into shares of XA's common stock which amount is due and payable on September 13, 2006 as well as 5,000,000 Class A Warrants to purchase shares of XA's common stock, which were reduced to 250,000 Class A Warrants pursuant to XA's reverse stock split affected December 9, 2004 (the "PURCHASER
                                                                       ---------
WARRANTS");
--------

     WHEREAS, the Purchasers and XA previously entered into a Waiver of Rights Agreement on July 17, 2006, effective as of June 30, 2006, and extended via email on August 3, 2006, to August 9, 2006, to waive XA's default of the repayment of the First Tranche and certain Reset Provisions which may have come into effect in connection with the sale of $1,250,000 in 11% Senior Secured Convertible Promissory Notes and warrants to various third party purchasers (the "FIRST WAIVER"), which funding closed August 8, 2006 and a Waiver of Rights
 -------------
Agreement  on  September  13,  2006, to waive the Reset Provisions in connection with the previous sale of $1,250,000 in 11% Senior Secured Convertible Promissory Notes (the "FIRST FUNDING NOTES") and the issuance of 175,000
                          ---------------------
warrants  to purchase shares of XA's common stock at $1.10 per share (the "FIRST
                                                                           -----
FUNDING  WARRANTS"  and  collectively  the  entire  August  8,  2006  funding
-----------------
transaction,  the  "PRIOR  FUNDING");
                    --------------

     WHEREAS, the Parties have previously entered into a First Amendment to Waiver Agreement, which extends the payment terms of the Second Tranche (the "FIRST AMENDMENT");
 ----------------

     WHEREAS, XA plans to raise $1,500,000 of additional capital to repay the Second Tranche, and provide working capital for XA subsequent to the Parties entry into this Agreement in the form of 11% Senior Secured Promissory Notes (the "FUNDING NOTES") and certain other Warrants, including 225,000 warrants to
       -------------
purchase shares of XA's common stock at an exercise price of $1.10 per share, and 100,000 warrants to purchase shares of XA's common stock at an exercise price of $0.30 per share (collectively the "FUNDING WARRANTS"), pursuant to a
                                               ----------------
Securities Purchase Agreement to be entered into between XA and certain third parties subsequent to the Parties entry into this Agreement (the "PURCHASE
                                                                        --------
AGREEMENT,"  and  together  with the Funding Warrants, Funding Notes and any and
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all  other agreements and documents entered into in connection with the Funding, the  "FUNDING"  and  the  "FUNDING  DOCUMENTS");
      -------              ------------------

     WHEREAS, XA plans to affect a private offering of up to $10,000,000 of its debt or equity securities (the "PRIVATE OFFERING"), which the Purchasers have
                                   ----------------
previously waived the Reset Provisions in connection with, as set forth in the term sheet that XA received in connection with the Funding, which was previously waived by the Prior Waivers.

     WHEREAS, the Parties desire to enter into this Agreement in furtherance of the terms and conditions of the Prior Waivers; however, both Parties agree that none of the terms or provisions of the Prior Waivers shall be revised or amended by this Agreement other than as provided below in connection with the Funding.

     NOW, THEREFORE, in consideration for the promises and pledges contained below and other good and valuable consideration, which consideration XA and the Purchasers acknowledge receipt of, and the premises and the mutual covenants, agreements, and considerations herein contained, the Parties hereto agree as follows:

     1.   PURCHASERS'  WAIVER  OF  THE  RESET  AND  ANTI-DILUTION  RIGHTS OF THE
          ----------------------------------------------------------------------
          NOTES,  PURCHASER  WARRANTS  AND  SUBSCRIPTION  AGREEMENT.
          ---------------------------------------------------------

          Assuming the Final Payment (as defined in the Prior Waivers) is paid in full on or prior to October 18, 2006, the Purchasers agree to:

          a) Waive the Favored Nations Provision, Section 12(c) of the Subscription Agreement; Section 3.4 of the Purchaser Warrants;
               Section 2.1(c)D of the Purchaser Notes; as well as any other reset, anti-dilution or re-pricing rights in connection (collectively the "RESET PROVISIONS") with:
                                    -----------------

               i)   the Funding  and  the  Private  Offering;  and

               ii) certain other securities issuable by XA included and detailed in the Funding Documents and previously waived, including:

                    a. the First Funding Notes and First Funding Warrants issued in connection with the First Funding, and the issuance of common stock in connection with the conversion of the First Funding Notes and the exercise of the First Funding Warrants, the issuance of which was previously waived by the Purchasers pursuant to the Prior Waivers, and is herein reaffirmed;

                    b. the issuance of up to 250,000 shares of XA common stock for professional services;

                    c. the issuance of 1,000,000 warrants to purchase shares of XA's common stock at an exercise price of $0.30 per share;

                    d. the Funding Notes and the shares of common stock issuable in connection with the conversion of the Funding Notes;

                    e. the Funding Warrants and the shares of common stock issuable in connection with the exercise of the Funding Warrants;

                    f. certain shares of XA common stock issuable, convertible and/or exercisable in connection with the Private Offering, which shares, as originally detailed on a Term Sheet attached as an exhibit to the First Waiver, were previously waived pursuant to the First Waiver; and

                    g. all of the previously waived Excepted Issuances (waived pursuant to Section 3.4 of the Purchaser Warrants and 2.1(c)D of the Purchaser Notes), as such term is defined in Section 12(a) of the Subscription Agreement.

               iii) the Purchasers  further  affirm  all  previous  waivers granted to XA pursuant to the Prior Waivers and the First Amendment (collectively with i and ii, the "FUNDING
                                                                       -------
                    WAIVER").
                    ------

          PROVIDED,  HOWEVER,  that  in  the  event  that  XA  fails to make the
          --------   -------
          required  Final  Payment  on  or  prior  to  the  Final  Payment Date:

          a)   The Funding  Waiver  shall  be  automatically  revoked;  and

          b) All of the Purchasers' rights and remedies under the Subscription Agreement, the September 2004 Purchaser Notes and Purchaser Warrants will automatically be restored, other than those rights waived pursuant to the December 29, 2004, Waiver Agreement between the Parties.

     2.   PURCHASERS'  CERTIFICATION.
          --------------------------

          Subject to the waiver granted in Section 1(a), each of the Purchasers hereby certify that all of the Purchasers own an aggregate of 250,000 Class A Warrants to purchase shares of XA's common stock which represent all of the warrants of XA held by any Purchaser and such Class A Warrants have an exercise price per share equal to $9.60. Other than the Class A Warrants and upon payment in full of the Notes, neither Purchaser will own or hold any other securities or claims issued by XA.

     3.   MISCELLANEOUS.
          -------------

          (a)  Assignment.  All  of  the  terms,  provisions  and  conditions of
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               this  Agreement  shall  be  binding  upon  and shall inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

          (b)  Applicable  Law.  This  Agreement  shall  be  construed  in
               ---------------
               accordance  with  and  governed  by  the laws of the State of New
               York, excluding any provision of this Agreement which would require the use of the laws of any other jurisdiction.

          (c)  Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
               --------------------------------------------
               constitutes the entire agreement of the Parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof, other than the Prior Waivers and First Amendment, which shall remain in effect and be fully enforceable against the Parties. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any Party hereto unless set forth in a document duly executed by such Party or an authorized agent or such Party.

          (d)  Waiver.  No  failure  on  the  part  of  any Party to enforce any
               ------
               provisions of this Agreement will act as a waiver of the right to enforce that provision.

          (e)  Section  Headings.  Section  headings  are  for  convenience only
               -----------------
               and  shall  not define or limit the provisions of this Agreement.

          (f)  Effect  of  Facsimile  and  Photocopied  Signatures.  This
               ---------------------------------------------------
               Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one Party and faxed to another Party shall be deemed to have been executed and delivered by the signing Party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.









     [Remainder of page left intentionally blank.  Signature page follows.]

     This Agreement has been executed by the Parties on the date first written above, with an Effective Date as provided above.


XA, INC.
--------

/s/ Joseph Wagner
-----------------------
JOSEPH WAGNER
CHIEF EXECUTIVE OFFICER


                                  PURCHASERS:
                                  -----------

ALPHA CAPITAL AKTIENGESELLSCHAFT      STONESTREET LIMITED PARTNERSHIP
--------------------------------      -------------------------------

BY: /s/ Konrad Ackerman               BY: /s/ Michael Finkelstein
   ----------------------------          ------------------------------
ITS:                                  ITS:
    ---------------------------           -----------------------------
PRINTED NAME: Konrad Ackerman         PRINTED NAME: Michael Finkelstein
             ------------------                    --------------------

WHALEHAVEN FUNDS LIMITED             GREENWICH GROWTH FUND LIMITED
------------------------             -----------------------------

BY: /s/ Evan Schemanauer             BY: /s/ Derek Wood
   ---------------------                 --------------------------
ITS:                                 ITS: Director
    -------------------                  --------------------------
PRINTED NAME: Evan Schemanauer       PRINTED NAME: Derek Wood
              ----------------                     ----------------


GENESIS MICROCAP INC.
---------------------

BY: /s/ Larry Gibbons
   ---------------------------
ITS: Authorized Signatory
    --------------------------
PRINTED NAME: Larry Gibbons
             -----------------

                                                                       EXHIBIT A

               Schedule of payments due under the Second Tranche

                                                       Late Payments Per Day 15%
                                       Amount Due       Interest per day, if the
                                    October 18, 2006  Second Tranche is not paid
                                                          on October 18, 2006)
--------------------------------------------------------------------------------
Alpha Capital Aktiengesellschaf     $    585,302.74   $                   236.30
Stonestreet Limited Partnership     $    356,271.23   $                   143.84
Whalehaven Funds Limited            $     89,000.63   $                    35.93
Greenwich Growth Fund Limited       $             -   $                        -
Genesis Microcap Inc.               $             -   $                        -
                                    ---------------   --------------------------
                        Total Due   $  1,030,574.60   $                   416.07
                                    ===============   ==========================

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